Exhibit 99.1

                             JOINT FILING AGREEMENT

     Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of this Statement on Schedule 13D including any amendments thereto. This Joint Filing Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

Date:  March 26, 2001


                                 /s/ Anousheh Ansari
                                 ------------------------------------------
                                 ANOUSHEH ANSARI

                                 ANSARI ENTERPRISES, LLC,

                                    By:    /s/ Anousheh Ansari
                                           --------------------------------
                                           Name: Anousheh Ansari
                                           Title:  Manager

                                 PERSEUS PARTNERS, LTD.,

                                    By:    Ansari Enterprises, LLC,
                                           its General Partner

                                        By:    /s/ Anousheh Ansari
                                               ----------------------------
                                               Name: Anousheh Ansari
                                               Title:  Manager

                                 ANSARI AA INVESTMENTS, LTD.,

                                    By:    Ansari Enterprises, LLC,
                                           its General Partner

                                        By:    /s/ Anousheh Ansari
                                               -----------------------------
                                               Name: Anousheh Ansari
                                               Title:  Manager

                                 ANSARI AR INVESTMENTS, LTD.,

                                    By:    Ansari Enterprises, LLC,
                                           its General Partner

                                        By:    /s/ Anousheh Ansari
                                               -----------------------------
                                               Name: Anousheh Ansari
                                               Title: Manager

                                 ANSARI JA INVESTMENTS, LTD.,

                                    By:    Ansari Enterprises, LLC,
                                           its General Partner

                                        By:    /s/ Anousheh Ansari
                                               -----------------------------
                                               Name: Anousheh Ansari
                                               Title:  Manager